1
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON,

D.C. 20549
__________________________
FORM
8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act

of 1934
Date of Report (Date of earliest event reported):
October 28, 2025
__________________________
USCB Financial Holdings, Inc.
(Exact name of Registrant as Specified in Its Charter)

__________________________

Florida
001-41196
87-4070846
(State or Other Jurisdiction
of Incorporation)
(Commission File Number) (IRS Employer
Identification No.)
2301 N.W. 87th Avenue
,
Doral
,
Florida
33172
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone

Number, Including Area Code: (
305
)
715-5200

__________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under
any of the following provisions:

☐
Written communications pursuant

to Rule 425 under the Securities Act (17 CFR 230.425)
☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a

-12)
☐
Pre-commencement communications pursuant to Rule 14d-2(b)

under the Exchange Act (17 CFR 240.14d-2(b))
☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class
Trading
Symbol(s) Name of each exchange on which registered
Class A common stock, $1.00 par value per share
USCB
The Nasdaq Stock Market LLC
Indicate by

check mark

whether the

registrant is

an emerging

growth company

as defined

in Rule

405 of

the Securities

Act of

1933
(§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b

-2 of this chapter).
Emerging growth company
☒
If

an

emerging

growth

company,

indicate

by

check

mark

if

the

registrant

has

elected

not

to

use

the

extended

transition

period

for
complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 7.01. Regulation FD Disclosure.
USCB Financial Holdings, Inc. (“the Company”)

is filing an investor presentation (the “Presentation”), which will be used by
the

management

team

for

presentations

to

investors

and

others.

A

copy

of

the

Presentation

is

attached

hereto

as

Exhibit

99.1

and
incorporated

herein

by

reference.

The

Presentation

is

also

available

on

the

Company’s

website

at

investors.uscenturybank.com.
Information contained herein, including Exhibit 99.1,

is being furnished and shall not be deemed “filed” for the purposes of

Section 18
of the Securities Exchange Act of 1934,

as amended (“the Exchange Act”), or otherwise subject

to the liability of such section, and

shall
not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended,

or the Exchange Act, regardless of
any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
Exhibit No.

Description
99.1
USCB Financial Holdings, Inc. Investor Presentation Q3 2025
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on
its behalf by the undersigned hereunto duly authorized.
USCB Financial Holdings, Inc.
By: /s/ Robert Anderson
Name: Robert Anderson
Title: Chief Financial Officer
Date: October 28, 2025